Washington Federal, Inc.
Fact Sheet
June 30, 2022
($ in Thousands)

					Exhibit 99.2

	As of 12/21		As of 03/22		As of 06/22
Allowance for Credit Losses (ACL) - Total	$201,411		$201,384		$203,479
ACL - Loans	171,411		171,384		170,979
ACL - Unfunded Commitments	30,000		30,000		32,500
Total ACL as a % of Gross Loans	1.18%		1.13%		1.08%

	12/21 QTR	12/21 YTD	03/22 QTR	03/22 YTD	06/22 QTR	06/22 YTD
Loan Originations - Total	$2,134,338	$2,134,338	$2,227,505	$4,361,843	$2,742,466	$7,104,309
Multi-Family	196,266	196,266	224,179	420,445	181,015	601,460
Commercial Real Estate	304,580	304,580	173,381	477,961	196,663	674,624
Commercial & Industrial	772,536	772,536	642,243	1,414,779	637,193	2,051,972
Construction	385,447	385,447	686,847	1,072,294	1,050,981	2,123,275
Land - Acquisition & Development	34,085	34,085	20,731	54,816	50,035	104,851
Single-Family Residential	219,416	219,416	242,492	461,908	283,061	744,969
Construction - Custom	162,826	162,826	175,733	338,559	248,518	587,077
Land - Consumer Lot Loans	19,153	19,153	16,430	35,583	17,195	52,778
HELOC	33,275	33,275	38,410	71,685	48,640	120,325
Consumer	6,754	6,754	7,059	13,813	29,165	42,978

Purchased Loans (including acquisitions)	$402,819	$402,819	$109,664	$512,483	$52,101	$564,584

Net Loan Fee and Discount Accretion	$9,362	$9,362	$7,679	$17,041	$6,354	$23,395

Repayments
Loans	$1,833,099	$1,833,099	$1,544,408	$3,377,507	$1,690,945	$5,068,452
MBS	98,275	98,275	70,182	168,457	70,635	239,092

MBS Premium Amortization	$1,305	$1,305	$1,014	$2,319	$820	$3,139

Efficiency
Operating Expenses/Average Assets	1.81%	1.81%	1.75%	1.78%	1.72%	1.76%
Efficiency Ratio (%)	58.64%	58.64%	58.65%	58.65%	51.63%	56.13%
Amortization of Intangibles	$272	$272	$247	$519	$246	$765

EOP Numbers
Shares Issued and Outstanding	65,263,738		65,306,928		65,321,869

Share repurchase information
Remaining shares authorized for repurchase	3,733,004		3,728,320		3,725,874
Shares repurchased	84,114	84,114	4,684	88,798	2,446	91,244
Average share repurchase price	$35.34	$35.34	$34.65	$35.31	$31.36	$35.20

Washington Federal, Inc.
Fact Sheet
June 30, 2022
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 12/21		As of 03/22		As of 06/22
$ Amount	$1,539,379		$1,582,200		$1,610,857
Per Share	23.59		24.23		24.66

# of Employees	2,114		2,138		2,122

Investments
Available-for-sale:
Agency MBS	$540,344		$597,903		$908,082
Other	1,405,795		1,311,702		1,242,650
	$1,946,139		$1,909,605		$2,150,732
Held-to-maturity:
Agency MBS	$326,387		$301,221		$477,884
	$326,387		$301,221		$477,884

	As of 12/21		As of 03/22		As of 06/22
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,298,155	13.5%	$2,392,810	13.5%	$2,494,594	13.2%
Commercial Real Estate	2,681,453	15.8	2,829,946	15.9	2,899,057	15.4
Commercial & Industrial	2,373,012	13.9	2,504,442	14.1	2,351,030	12.4
Construction	2,967,644	17.4	3,136,239	17.6	3,896,740	20.6
Land - Acquisition & Development	225,423	1.3	236,313	1.3	245,233	1.3
Single-Family Residential	5,295,837	31.1	5,442,535	30.6	5,652,897	29.9
Construction - Custom	787,862	4.6	836,314	4.7	943,858	5.0
Land - Consumer Lot Loans	151,297	0.9	154,976	0.9	158,485	0.8
HELOC	166,601	1.0	174,367	1.0	185,427	1.0
Consumer	77,681	0.5	67,511	0.4	73,044	0.4
	17,024,965	100%	17,775,453	100%	18,900,365	100%
Less:
Allowance for Credit Losses (ACL)	171,411		171,384		170,979
Loans in Process	2,207,880		2,440,430		3,083,573
Net Deferred Fees, Costs and Discounts	53,472		68,713		80,648
Sub-Total	2,432,763		2,680,527		3,335,200
	$14,592,202		$15,094,926		$15,565,165

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,262,222	15.5%	$2,363,194	15.7%	$2,466,359	15.8%
Commercial Real Estate	2,641,448	18.1	2,783,947	18.4	2,851,695	18.3
Commercial & Industrial	2,318,257	15.9	2,443,105	16.2	2,289,122	14.7
Construction	1,210,353	8.3	1,189,395	7.9	1,381,376	8.9
Land - Acquisition & Development	187,957	1.3	197,375	1.3	210,747	1.4
Single-Family Residential	5,256,453	36.0	5,389,654	35.7	5,593,232	35.9
Construction - Custom	329,864	2.3	340,984	2.3	365,485	2.3
Land - Consumer Lot Loans	144,861	1.0	148,444	1.0	151,856	1.0
HELOC	165,424	1.1	173,454	1.1	184,836	1.2
Consumer	75,363	0.5	65,374	0.4	70,457	0.5
	$14,592,202	100%	$15,094,926	100%	$15,565,165	100%

Washington Federal, Inc.
Fact Sheet
June 30, 2022
($ in Thousands)

	As of 12/21		As of 03/22		As of 06/22
Loans by State	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,392,355	36.5%	$5,316,627	34.8%	$5,269,445	33.5%
Idaho	722,642	4.9	756,662	5.0	792,013	5.0
Oregon	2,209,674	15.0	2,261,328	14.8	2,226,233	14.1
Utah	1,167,328	7.9	1,324,307	8.7	1,452,601	9.2
Nevada	552,049	3.7	587,905	3.8	644,104	4.1
Texas	1,728,348	11.7	1,757,484	11.5	1,881,089	12.0
Arizona	1,769,072	12.0	1,933,569	12.7	2,162,608	13.8
New Mexico	653,267	4.4	676,837	4.4	686,494	4.4
Other	568,878	3.9	651,591	4.3	621,557	3.9
Total	$14,763,613	100%	$15,266,310	100%	$15,736,144	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Multi-Family	$—	—%	$—	—%	$5,944	16.2%
Commercial Real Estate	7,565	16.8	6,412	19.1	5,024	13.7
Commercial & Industrial	15,349	34.2	4,789	14.2	4,288	11.7
Construction	611	1.4	343	1.0	—	—
Land - Acquisition & Development	2,340	5.2	2,340	7.0	—	—
Single-Family Residential	17,751	39.5	18,612	55.3	20,184	55.0
Construction - Custom	465	1.0	465	1.4	900	2.5
Land - Consumer Lot Loans	544	1.2	310	0.9	213	0.6
HELOC	276	0.6	329	1.0	91	0.2
Consumer	58	0.1	39	0.1	35	0.1
Total non-accrual loans	44,959	100%	33,639	100%	36,679	100%
Real Estate Owned	5,737		9,509		9,656
Other Property Owned	4,094		4,095		4,095
Total non-performing assets	$54,790		$47,243		$50,430

Non-accrual loans as % of total net loans	0.31%		0.22%		0.24%
Non-performing assets as % of total assets	0.27%		0.23%		0.25%

Net Charge-offs (Recoveries) by Category	12/21 QTR	CO % (a)	03/22 QTR	CO % (a)	06/22 QTR	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	485	0.07	(753)	(0.11)	(23)	—
Commercial & Industrial	(19)	—	871	0.14	19	—
Construction	(2,000)	(0.27)	(179)	(0.02)	—	—
Land - Acquisition & Development	(18)	(0.03)	(20)	(0.03)	(10)	(0.02)
Single-Family Residential	(405)	(0.03)	(147)	(0.01)	(252)	(0.02)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	22	0.06	(40)	(0.10)	(2)	(0.01)
HELOC	(1)	—	(100)	(0.23)	(249)	(0.54)
Consumer	(175)	(0.90)	(105)	(0.62)	(78)	(0.43)
Total net charge-offs (recoveries)	$(2,111)	(0.05)%	$(473)	(0.01)%	$(595)	(0.01)%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Washington Federal, Inc.
Fact Sheet
June 30, 2022
($ in Thousands)

	As of 12/21			As of 03/22			As of 06/22
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$6,891,632	43.4%	77	$7,067,961	43.1%	76	$7,040,668	44.1%	76
Idaho	1,097,962	6.9	22	1,122,007	6.8	22	1,073,221	6.7	22
Oregon	3,034,176	19.1	39	3,030,152	18.5	36	3,007,716	18.9	36
Utah	891,221	5.6	9	987,788	6.0	9	772,487	4.9	9
Nevada	541,184	3.4	11	539,805	3.3	10	525,675	3.3	9
Texas	498,477	3.1	6	622,118	3.8	6	553,379	3.4	6
Arizona	1,635,767	10.3	30	1,700,408	10.4	30	1,667,742	10.4	28
New Mexico	1,311,627	8.2	25	1,320,409	8.1	25	1,324,732	8.3	23
Total	$15,902,046	100%	219	$16,390,648	100%	214	$15,965,620	100%	209

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$3,279,841	20.6%		$3,251,603	19.8%		$3,269,773	20.5%
Interest Checking	3,688,823	23.2		3,897,185	23.8		3,472,402	21.7
Savings	1,043,002	6.6		1,078,147	6.6		1,069,801	6.7
Money Market	4,538,396	28.5		4,912,671	30.0		4,856,275	30.4
Time Deposits	3,351,984	21.1		3,251,042	19.8		3,297,369	20.7
Total	$15,902,046	100%		$16,390,648	100%		$15,965,620	100%

Deposits greater than $250,000 - EOP	$7,551,781			$7,914,122			$7,463,761

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$802,888	0.43%		$530,189	0.45%		$850,894	0.42%
From 4 to 6 months	523,979	0.47%		830,454	0.43%		894,688	0.40%
From 7 to 9 months	619,677	0.52%		722,437	0.45%		681,182	0.56%
From 10 to 12 months	727,496	0.45%		591,916	0.41%		327,193	0.53%

FHLB Advances (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$320,000	2.08%		$320,000	2.08%		$500,000	1.95%
1 to 3 years	500,000	2.16%		500,000	2.16%		300,000	1.94%
3 to 5 years	100,000	1.85%		100,000	1.82%		100,000	1.80%
More than 5 years	800,000	0.80%		800,000	0.93%		800,000	0.87%
Total	$1,720,000			$1,720,000			$1,700,000

Interest Rate Risk
NPV post 200 bps shock (b)		14.9%			10.9%			9.2%
Change in NII after 200 bps shock (b)		8.4%			6.0%			3.9%
(b) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
June 30, 2022
($ in Thousands)

Historical CPR Rates (c)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

6/30/2020	28.1%	30.3%
9/30/2020	31.2%	42.8%
12/31/2020	35.9%	47.2%
3/31/2021	36.0%	44.1%
6/30/2021	31.8%	42.7%
9/30/2021	28.4%	38.3%
12/31/2021	25.0%	35.3%
3/31/2022	18.4%	28.6%
6/30/2022	13.1%	20.9%

(c) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
June 30, 2022
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	December 31, 2021			March 31, 2022			June 30, 2022
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$14,297,907	$138,509	3.84%	$14,869,733	$139,260	3.80%	$15,350,905	$149,113	3.90%
Mortgage-backed securities	925,028	4,792	2.06	852,134	4,659	2.22	1,416,212	8,618	2.44
Cash & investments	3,207,877	5,783	0.72	3,085,239	5,757	0.76	2,056,387	8,281	1.62
FHLB & FRB Stock	102,863	1,356	5.23	89,002	1,162	5.29	78,305	1,136	5.82

Total interest-earning assets	18,533,675	150,440	3.22%	18,896,108	150,838	3.24%	18,901,809	167,148	3.55%
Other assets	1,272,163			1,284,929			1,383,146
Total assets	$19,805,838			$20,181,037			$20,284,955

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$12,530,492	8,461	0.27%	$12,882,885	8,225	0.26%	$12,852,849	9,284	0.29%
FHLB advances	1,720,000	7,843	1.81	1,720,000	7,525	1.77	1,705,824	6,118	1.44

Total interest-bearing liabilities	14,250,492	16,304	0.45%	14,602,885	15,750	0.44%	14,558,673	15,402	0.42%
Noninterest-bearing customer accounts	3,188,223			3,198,052			3,278,346
Other liabilities	223,421			214,851			238,842
Total liabilities	17,662,136			18,015,788			18,075,861
Stockholders’ equity	2,143,702			2,165,249			2,209,094
Total liabilities and equity	$19,805,838			$20,181,037			$20,284,955

Net interest income/interest rate spread		$134,136	2.77%		$135,088	2.80%		$151,746	3.12%

Net interest margin (1)			2.87%			2.90%			3.22%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
June 30, 2022
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
June 30, 2022
Multi-Family	1,124	2,205	$2,478,932	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,183	2,432	2,876,995	—	—	5	5	0.42	351	0.01
Commercial & Industrial (1)	2,506	935	2,344,046	5	6	28	39	1.56	16,421	0.70
Construction	719	1,957	1,407,211	—	—	—	—	—	—	—
Land - Acquisition & Development	125	1,784	222,974	—	—	—	—	—	—	—
Single-Family Residential	19,115	294	5,619,448	22	7	69	98	0.51	22,189	0.39
Construction - Custom	1,263	292	368,839	—	—	2	2	0.16	900	0.24
Land - Consumer Lot Loans	1,312	120	157,076	1	—	2	3	0.23	383	0.24
HELOC	3,665	51	187,469	3	3	4	10	0.27	202	0.11
Consumer	2,117	35	73,154	8	1	11	20	0.94	252	0.34
	33,129	475	$15,736,144	39	17	121	177	0.53%	$40,698	0.26%

March 31, 2022
Multi-Family	1,136	2,093	$2,377,657	1	—	—	1	0.09%	$310	0.01%
Commercial Real Estate	1,180	2,380	2,808,628	4	—	5	9	0.76	3,902	0.14
Commercial & Industrial	2,961	843	2,497,008	21	6	63	90	3.04	15,545	0.62
Construction	659	1,839	1,212,103	—	—	—	—	—	—	—
Land - Acquisition & Development	139	1,518	211,061	—	—	1	1	0.72	2,340	1.11
Single-Family Residential	18,796	288	5,418,645	29	18	67	114	0.61	21,264	0.39
Construction - Custom	1,174	293	344,113	1	—	1	2	0.17	900	0.26
Land - Consumer Lot Loans	1,321	116	153,549	2	1	5	8	0.61	377	0.25
HELOC	3,520	50	175,929	5	1	7	13	0.37	672	0.38
Consumer	2,201	31	67,617	9	3	7	19	0.86	96	0.14
	33,087	461	$15,266,310	72	29	156	257	0.78%	$45,406	0.30%

December 31, 2021
Multi-Family	1,120	2,034	$2,278,216	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,072	2,488	2,667,170	3	—	6	9	0.84	3,729	0.14
Commercial & Industrial	3,753	630	2,365,487	32	42	208	282	7.51	17,402	0.74
Construction	680	1,816	1,235,119	—	—	—	—	—	—	—
Land - Acquisition & Development	114	1,773	202,081	—	—	1	1	0.88	2,340	1.16
Single-Family Residential	18,711	283	5,286,559	35	7	63	105	0.56	20,416	0.39
Construction - Custom	1,175	284	333,583	—	—	1	1	0.09	465	0.14
Land - Consumer Lot Loans	1,312	114	149,845	1	1	6	8	0.61	652	0.44
HELOC	3,403	49	167,789	6		7	13	0.38	516	0.31
Consumer	2,308	34	77,764	16	7	12	35	1.52	234	0.30
	33,648	439	$14,763,613	93	57	304	454	1.35%	$45,754	0.31%

(1) Includes 399 SBA PPP loans with a balance of $54,185.